EXHIBIT 99.4

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT is entered into as of December 19, 2019 by and among PreCheck Health Services, Inc., a Florida corporation (the “Company”) William R. Kruse, individually (“Kruse”), Zima World Holdings Corp., a Panama corporation (“Zima,” and, together with Kruse, the “Lenders” and each, a “Lender”) and Justin Anderson and Stacey Anderson (“Sellers” and each, a “Seller,” and, together with the Lenders, the “Secured Parties” and each a “Secured Party”).

W I T N E S S E T H:

WHEREAS, the Company has issued its 8% promissory notes due December 31, 2020 (the “Lender Notes”) in the aggregate principal amount of $270,000 pursuant to note purchase agreements between each of the Lenders and the Company; and

WHEREAS, pursuant to a stock purchase agreement dated July 17, 2019, among the Company and the Sellers, as amended by an amendment dated December 18, 2019, which agreement, as so amended, is referred to as the “Purchase Agreement,” the Company purchased all of the issued and outstanding capital stock of JAS Practice Management, Inc., a Texas corporation d/b/a JAS Consulting, Inc. (“JAS”), which stock is referred to as the “JAS Shares,” for a purchase price comprised of 3,500,000 shares of the Company’s common stock, par value $0.0001 per share, a payment of $250,000 and the Company’s 8% promissory notes due December 31, 2020 in the aggregate principal amount of $250,000 (the “Seller Notes”); and

WHEREAS, the Company has agreed to give the Lenders and the Sellers a security interest in the stock of JAS as security for payment of the Company’s obligations under the Lender Notes and Seller Notes; and

WHEREAS, the security interest in the JAS Shares is for the benefit of the Lenders and Sellers based in proportion to the principal amount of their respective notes;

WHEREFORE, the parties agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Terms Defined in Florida Uniform Commercial Code. Terms defined in the Florida Uniform Commercial Code which are not otherwise defined in this Pledge Agreement are used herein as defined in the Florida Uniform Commercial Code as in effect on the date hereof.

1.2 Definitions of Certain Terms Used Herein. As used in this Pledge Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Collateral” means the Pledged Shares and the Proceeds therefrom.

“Collateral Agent” means Justin Anderson on behalf of himself and the other Secured Parties.

“Encumbrances” shall mean and includes security interests, mortgages, liens, pledges, charges, easements, reservations, restrictions, clouds, equities, rights of way, options, rights of first refusal and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money.

“Event of Default” shall mean an Event of Default as defined in either the Lender Notes or the Seller Notes.

“Obligations” means the Company’s obligations and indebtedness under the Lender Notes and the Seller Notes.

“Notes” means the Lender Notes or the Seller Notes.

“Person” shall be construed broadly and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

“Pledged Securities” means the JAS Shares.

“Proceeds” means any “proceeds,” as such term is defined in Section 679.1021(a)(lll) of the UCC.

“Secured Obligations” means the Obligations of the Company under the Seller Notes and the Lender Notes.

“UCC” means the Uniform Commercial Code as in effect in the State of Florida, as the same has been or may be amended or revised from time to time, or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II.

GRANT OF SECURITY INTEREST

2.1 Security Interest. To secure the full, prompt and complete payment of the Secured Obligations, the Company hereby pledges to, grants to, and creates in favor of Secured Parties, a continuing security interest in all of such the Company’s right, title and interest in and to each of the following (the “Collateral”):

(i) the Pledged Securities;

(ii) the certificates, if any, representing such Pledged Securities;

(iii) all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or Proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Pledged Securities;

(iv) all additional equity interests in JAS that may by from time to time acquired by any the Company in any manner or to which the Company becomes entitled;

(v) all rights, interests and privileges with respect to the Pledged Securities and any additional shares acquired by the Company; and

(vi) all Proceeds of any of the foregoing.

2.2 Delivery of Pledged Securities. Contemporaneously herewith, the Company has delivered to the Collateral Agent on behalf of all of the Secured Parties ownership interest transfer forms duly indorsed, in blank, for the transfer of the Pledged Securities that are “certificated securities” as defined in Section 8-102(a)(4) of the UCC. If at any time any the Company obtains possession of any or any other certificate, document or other evidence of any Collateral, such the Company will immediately deliver such certificate, document or other evidence to Secured Parties. During such time as any such certificate, document or other evidence representing any of the Collateral are in any the Company’s possession or control, the Company shall hold or control such certificate, document or other evidence in trust for the benefit of the Secured Parties. All certificates, documents or other evidence delivered to Secured Party shall be accompanied by separate stock powers duly indorsed, in blank, for transfer.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to Secured Parties that:

3.1 Title, Authorization, Validity and Enforceability. The Company has good and valid rights in and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Encumbrances (other than Encumbrances in favor of Secured Parties), and has full power and authority to grant to Secured Parties the security interest in such Collateral pursuant hereto. The Company further represents and warrants that all the Pledged Securities have been duly and validly issued, are fully paid and non-assessable and the Company is record and beneficial owner of the Pledged Securities.

3.2 No Financing Statements. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming any the Company as debtor has been filed in any jurisdiction except financing statements naming the Secured Parties as the secured party.

ARTICLE IV.

COVENANTS

From the date of this Pledge Agreement, and thereafter until this Pledge Agreement is terminated:

4.1 General.

4.1.1 Disposition of Collateral.

(a) The Company will not (i) encumber, sell, lease, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for the granting of liens or security interests in favor of the Secured Parties, or (ii) enter into any other contractual obligations which would reasonably be expected to restrict or inhibit Secured Parties’ or any Secured Party’s rights or ability to sell or otherwise dispose of the Pledged Collateral or any part thereof.

(b) The Company agrees that it will (i) not cause or permit JAS to issue any equity interests or other securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of equity interests or securities convertible into equity interests) to the Company in addition to or in substitution for the Pledged Securities unless such additional or substituted shares are pledged to the Secured Parties concurrently with such issuance and as provided herein, and (ii) deliver hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all writings evidencing any additional Collateral.

(c) The Company will not cause or permit JAS to issue equity interests or other securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of equity interests or securities convertible into equity interests) to any Person.

4.1.2 Encumbrances. The Company will not create, incur, or suffer to exist any Encumbrance on the Collateral, except the security interest created by this Pledge Agreement.

4.1.3 Other Financing Statements. The Company will not sign or authorize the signing or filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except in favor of one or more Secured Parties pursuant to this Pledge Agreement.

4.1.4 Pledged Securities. The Company will (i) deliver to the Collateral Agent immediately upon execution of this Pledge Agreement the originals of all stock certificates evidencing the Pledged Securities (to the extent certificated), (ii) hold in trust for Secured Party upon receipt and promptly deliver to the Collateral Agent any future stock certificates constituting Collateral.

4.1.5 Stock and Other Ownership Interests.

(a) Changes in Capital Structure of Issuers. The Company will not vote any of the Pledged Securities to permit JAS to dissolve or liquidate or, without the consent of the Secured Parties, merge or consolidate with any other entity.

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(b) Registration of Pledged Securities. Upon the occurrence and during the continuation of an Event of Default, the Company will permit the Collateral to be registered in the name of the Secured Parties or their nominee at any time.

(c) Exercise of Rights in Pledged Securities. The Company will permit the Secured Parties or their nominee at any time after the occurrence and during the continuation of an Event of Default, without notice, to exercise all voting and partnership rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to the Pledged Securities.

4.2 Further Assurances. At any time and from time to time, upon the reasonable request of any Secured Party, and at the sole expense of the Company, the Company shall promptly execute and deliver all such further instruments and documents and take such further action as such Secured Party may deem reasonably necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Pledge Agreement.

ARTICLE V.

VOTING RIGHTS; DISTRIBUTIONS.

5.1 No Event of Default. So long as no Event of Default occurs and is continuing:

(a) The Company shall be entitled to exercise any and all management, voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

(b) The Company shall be entitled to receive and retain any and all distributions and interest paid in respect of the Collateral.

5.2 Event of Default. Upon the occurrence and during the continuation of an Event of Default:

(a) All rights of the Company to exercise the management, voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 5.1(a) and to receive the distributions and interest payments which they would otherwise be authorized to receive and retain pursuant to Section 5.1(b) shall cease, at Secured Parties’ election, and all such rights shall thereupon become vested in Secured Parties, or the Collateral Agent on behalf of the Secured Parties as the Collateral Agent or the Secured Parties shall direct, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

(b) All distributions and interest payments which are received by the Company contrary to the provisions of Section 5.2(a) shall be received in trust for the benefit of Secured Parties, shall be segregated from other funds of the Company, and shall be forthwith paid over to Collateral Agent on behalf of the Secured Parties, or such nominee(s) of Collateral Agent as the Collateral Agent or the Secured Parties shall direct as Collateral in the same form as so received (with any necessary endorsement(s)).

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ARTICLE VI.

DEFAULT

6.1 Transfers by Secured Parties. If any Event of Default shall have occurred and be continuing:

(a) At any time, Secured Parties, acting through the Collateral Agent or any other Person designated by the Secured Parties, at their option and without any obligation to do so, may transfer to or register in its name, or the name of any nominee(s) all or any part of the Collateral, and Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies under applicable law and of a secured party on default under the UCC; and Secured Parties, acting as provided above, may also, without notice to the Company except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or any Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Parties may deem commercially reasonable. The Secured Parties shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Securities for their own account in compliance with Regulation D of the Securities Act of 1933, as amended, or under applicable law or under any other applicable exemption available under applicable law. The Company agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Parties shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned.

(b) Any cash held by Secured Parties as Collateral and all cash proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the sole discretion of Secured Parties, be held by Secured Parties as Collateral for, and/or then or at any time thereafter in whole or in part by Secured Parties against, all or any parts of the Secured Obligations in such order as Secured Parties shall elect. Any surplus of such cash or cash proceeds held by Secured Parties and remaining after payment in full of all of the Secured Indebtedness shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

6.2 Commercially Reasonable Disposition. Without precluding any other methods of sale, the sale of the Collateral contemplated by Section 6.1, or any part thereof, shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks or finance companies disposing of similar property, but in any event, the Secured Parties may sell or otherwise dispose of the Collateral without assuming any credit risk and without any obligation to advertise.

6.3 Securities Laws. the Company recognizes that federal and/or state securities and other laws may limit the flexibility desired to achieve an otherwise commercially reasonable disposition of the Collateral, and in the event of potential conflict between such laws or regulations and what in other circumstances might constitute commercial reasonableness, it is intended that consideration for such laws and regulations will prevail over attempts to achieve such commercial reasonableness. In connection with any sale or other disposition of the Collateral, compliance by Secured Parties with the written advice of its counsel concerning the potential effect of any such law or regulation shall not be cause for any the Company, or any other Person, to claim that such sale or other disposition was not commercially reasonable, it being the intent of the Company that the Secured Parties not be obligated to risk contravening any such law or regulation in order to effect what, but for such law or regulation, would be a commercially reasonable disposition.

6.4 Examples of Commercially Reasonable Disposition. By way of example and not by way of limitation, with respect to any sale or other disposition of the Collateral or any portion thereof: (a) such sale or disposition shall be commercially reasonable if made by and through a licensed broker/dealer acting under instructions to obtain in his judgment the best disposition price known to him on the market (however, this provision does not suggest that such disposition is either preferable or exclusive); (b) such sale or disposition shall be deemed to have been at a public sale if, in connection with such sale or disposition, Secured Parties obtain bids from at least two qualified purchasers; and (c) the net book value reflected on the Company’s most recent financial statements, adjusted to the date of any such sale or other disposition, is deemed to be a commercially reasonable price (but a price less than such net book value is not, of itself, deemed to be commercially unreasonable). A Secured Party may be a buyer in any such sale.

6.5 The Company’s Waivers. To the extent permitted by applicable law, and except as otherwise expressly provided under this Pledge Agreement or otherwise, the Company hereby waives all rights now or hereafter conferred by statute or otherwise which may require Secured Parties to give any notice, make any demand, or invoke any legal process with respect to the sale or other disposition of the Collateral or which may require the Secured Parties to sell or otherwise dispose of the Collateral in mitigation of the Secured Parties’ damages or which may otherwise limit or modify any of the Secured Parties’ remedies or rights under this Pledge Agreement.

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ARTICLE VII.

WAIVERS, AMENDMENTS AND REMEDIES

No delay or omission of Secured Parties to exercise any right or remedy granted under this Pledge Agreement shall impair such right or remedy or be construed to be a waiver of any Event of Default, or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Pledge Agreement whatsoever shall be valid unless in writing signed by the Secured Parties and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Pledge Agreement or by law afforded shall be cumulative and all shall be available to Secured Parties until the Secured Obligations have been paid in full.

ARTICLE VIII.

GENERAL PROVISIONS

8.1 Relationship of Secured Parties.

(a) The interest of the Secured Parties in the Collateral are pari passu among the Secured Parties, based on the respective principal amounts of their Notes. Any payment or distribution pursuant to this Pledge Agreement, after payment of all expenses or other payments advanced by one or more Secured Parties, shall be distributed to the Secured Parties in such percentages.

(b) Any action by the Secured Parties to amend this Pledge Agreement, to waive any right under this Agreement, to grant any consent or to designate any Person or to otherwise take any action under this Agreement shall require the approval of the holders of a majority of the principal amount of the Notes; provided, that such majority shall include at least one holder of Seller Notes and one holder of Lender Notes. The action of majority taken in accordance with the preceding sentence shall for all purposes under this Pledge Agreement be treated as the action of the Secured Parties, and the Company shall rely on such action as the action of the Secured Parties. Unless otherwise required by law, the signature of a majority of the principal amount of Notes pursuant to this Section 8.1(b) shall be deemed to be the signature of the Secured Parties.

8.2 Secured Parties’ Performance of the Company’s Obligations. Without having any obligation to do so, the Secured Parties may perform or pay any obligation which the Company has agreed to perform or pay in this Pledge Agreement and the Company shall, reimburse the Secured Parties for any amounts paid by the Secured Parties pursuant to this Section 8.1. The Company’s obligations to reimburse Secured Parties pursuant to the preceding sentence shall be Secured Obligations payable on demand.

8.3 Authorization for Secured Parties to Take Certain Action. The Company irrevocably authorizes Secured Parties, acting through the Collateral Agent or any other Person designated by the Secured Parties, at any time and from time to time in the sole discretion of Secured Parties and appoints Secured Parties or the Collateral Agent or such other Person designated by the Secured Parties, as its attorney in fact, coupled with an interest, (a) to file financing statements necessary or desirable in the Secured Parties’ sole discretion to perfect and to maintain the perfection and priority of Secured Parties’ security interest in the Collateral, (b) following the occurrence and during the continuation of an Event of Default, to indorse and collect any cash proceeds of the Collateral, (c) to file a reproduction of this Pledge Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Secured Parties in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Secured Parties’ security interest in the Collateral, (d) following the occurrence and during the continuation of an Event of Default, to apply the proceeds of any Collateral received by or on behalf of the Secured Parties to the Secured Obligations as provided in Article VI and (e) to discharge past due taxes, assessments, charges, fees or Encumbrances on the Collateral (except for such Encumbrances as are specifically permitted hereunder), and the Company agrees to reimburse the Secured Parties on demand for any payment made or any expense incurred by the Secured Parties in connection therewith, provided that this authorization shall not relieve any the Company of any of its obligations under this Pledge Agreement or under the Notes.

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8.4 Dispositions Not Authorized. The Company is not authorized to sell or otherwise dispose of the Collateral and notwithstanding any course of dealing between the Company and the Secured Parties or other conduct of the Secured Parties, no authorization to sell or otherwise dispose of the Collateral shall be binding upon Secured Parties unless such authorization is in writing signed by Secured Parties.

8.5 Benefit of Pledge Agreement. The terms and provisions of this Pledge Agreement shall be binding upon and inure to the benefit of the Company, the Secured Parties and their respective successors and assigns, except that the Company shall not have the right to assign its rights or delegate its obligations under this Pledge Agreement or any interest herein, without the prior written consent of Secured Parties.

8.6 Survival of Representations. All representations and warranties of the Company contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement.

8.7 Headings. The title of and section headings in this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

8.8 Termination. This Pledge Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until all of the Secured Obligations have been indefeasibly paid and performed in full and no commitments of any Secured Party which would give rise to any Secured Obligations are outstanding.

8.9 Entire Agreement. This Pledge Agreement embodies the entire agreement and understanding between the Company and the Secured Parties relating to the Collateral and supersedes all prior or contemporaneous oral or written agreements and understandings between the Company and Secured Parties relating to the Collateral. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by the Company and the Secured Parties, as provided in Section 8.1(b), with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

8.10 Governing Law. This Pledge Agreement shall be governed and construed in accordance with the laws of the State of Texas applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the Tarrant County in the State of Texas, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process may be made (x) in the manner set forth in Section 4(b) of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

8.11 THE COMPANY AND THE PURCHASER WAIVE THE RIGHT TO A TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

8.12 Security Interest Absolute. All rights of Secured Parties in the security interest hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

(a) any invalidity or unenforceability in whole or in part of the Notes;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Notes;

(c) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Indebtedness; or

(d) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Company.

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8.13 Acknowledgments.

(a) the Company hereby acknowledges that (i) no Secured Party has any fiduciary relationship with or duty to the Company arising out of or in connection with this Pledge Agreement, and the relationship between the Company, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (ii) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or thereby between the Company and the Secured Parties; provided, however, that the Secured Parties understand and acknowledge that Justin Anderson is the chief executive officer and sole director of the Company.

(b) JAS hereby acknowledges receipt of a copy of this Pledge Agreement and agrees to be bound hereby and to comply with the terms hereof insofar as such terms are applicable to it. JAS agrees to provide such notices to the Secured Parties as may be necessary to give full effect to the provisions of this Pledge Agreement.

(c) JAS hereby acknowledges, consents and agrees to the pledge of the Pledged Collateral by the Company pursuant to this Pledge Agreement, together with all rights accompanying such pledge as provided by this Pledge Agreement and applicable law and the exercise of remedies in connection with such pledge, in each case notwithstanding any anti-assignment provisions in any by-laws, operating agreement, limited partnership agreement or similar organizational or governance documents of JAS.

8.14 Notices. All notices provided for in this Pledge Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by email transmission or similar means of communication if receipt is confirmed. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by e-mail, upon the date of receipt provided that receipt is acknowledge by the recipient. Notices shall be sent to the Company or the Secured Parties at the address set forth on the signature page of this Pledge Agreement to the attention of the person who executed this Agreement on behalf of such party. Any party may, by like notice, change the address, person, e-mail to which notice shall be sent.

8.15 Counterparts. This Pledge Agreement may be executed in counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single agreement. Delivery of an executed counterpart of this Pledge Agreement by facsimile or other electronic transmission shall be equally as effective as delivery of an executed original counterpart and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Pledge Agreement.

[Signatures on following page]

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IN WITNESS WHEREOF, the Company and Secured Party have executed this Pledge Agreement as of the date first above written.

Address and Email	Signature

PRECHECK HEALTH SERVICES, INC

	By:	/s/ Douglas W. Samuelson
Douglas W. Samuelson, CFO

/s/ William R. Kruse
William R. Kruse

ZIMA WORLD HOLDINGS CORP.

	By:	/s/ Carlos Alberto Alonso
	Name:	Carlos Alberto Alonso
	Title:	President

/s/ Justin Anderson
Justin Anderson

/s/ Stacey Anderson
Stacey Anderson

[Signature page of Pledge Agreement dated as of December 19, 2019 by and among PreCheck Health Services, Inc.,

William R. Kruse, Zima World Holdings Corp., Justin Anderson and Stacey Anderson]

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ACKNOWLEDGMENT, CONSENT AND AGREEMENT

December 19, 2019

JAS Practice Management, Inc., a Texas corporation d/b/a JAS Consulting, Inc. (“JAS”) acknowledges, consents and agrees to the terms of the foregoing Pledge Agreement dated as of December 19, 2019 by and among PreCheck Health Services, Inc., William R. Kruse, Zima World Holdings Corp., Justin Anderson and Stacey Anderson, including the encumbrance of the Pledged Securities, the right of the Secured Parties to exercise their rights and remedies thereunder and the right of the Secured Parties to receive the economic benefit applicable to the Pledge Securities,

JAS PRACTICE MANAGEMENT, INC.,

By:	/s/ Justin Anderson
Justin Anderson, CEO